UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 16, 2003

                           EDGE PETROLEUM CORPORATION
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             (Exact name of registrant as specified in its charter)

         DELAWARE                     000-22149                  76-0511037
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)              File No.)              Identification No.)

                   1301 Travis, Suite 2000, Houston, TX 77002
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (713) 654-8960

         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 9. Regulation FD Disclosure

      On December 16, 2003, Edge Petroleum Corporation announced their 2004 Capital Program and provided an operations and merger update. A copy of the related press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

      (c)   Exhibits.

      The following exhibits are filed herewith:

      Exhibit 99.1 Edge Petroleum Corporation press release dated December 16, 2003.


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                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Edge Petroleum Corporation

December 16, 2003                           By:      /s/ Michael G. Long
                                                --------------------------------
                                                         Michael G. Long
                                                Senior Vice President and Chief
                                                Financial and Accounting Officer


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                                  EXHIBIT INDEX

Exhibit
Number                            Description
-------                           -----------

  99.1     Edge Petroleum Corporation press release dated December 16, 2003